UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION
Amendment No. 1

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:
[   ]           Preliminary Information Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
[X]           Definitive Information Statement

1st Home Buy & Sell Ltd.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):
[X]           No fee required
[   ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(2)	Aggregate number of securities to which transaction applies:
__________________________________________________________________

(3)	Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________

(4)	Proposed maximum aggregate value of transactions:
__________________________________________________________________

(5)	Total fee paid:
__________________________________________________________________

[  ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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(2)	Form, Schedule or Registration Statement No.:
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(3)	Filing Party:
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(4)	Date Filed:
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1st Home Buy & Sell Ltd.
5315 East 93 Street
Tulsa, OK 74137

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on December 7, 2009 of 1st Home Buy & Sell Ltd., a Nevada corporation (the “Company”), with respect to certain corporate Actions of the Company. This Information Statement is first being mailed or furnished to the stockholders of the Company on or about February 8, 2010.

The purpose of this Information Statement is to notify stockholders of the Company that, on December 5, 2009, the Company received a written consent in lieu of a meeting of stockholders from the holder of 9,773,400 shares of Common Stock (representing 65% of the issued and outstanding shares of Common Stock).  The written consent adopted resolutions approving an amendment to the Company’s articles of incorporation changing the name of the Company to Infrastructure Developments Corp. and to ratify the appointment of M&K CPAs, PLLC, as the Company's independent auditors for the fiscal year ended June 30, 2010.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON  DECEMBER 5, 2009 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTIONS.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTIONS HAVE VOTED IN FAVOR OF THE ACTIONS.  AS A RESULT, THE ACTIONS HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTIONS IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Garry Unger
Garry Unger
President and Chief Executive Officer
February 1, 2010

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company at (918) 808-7290. For a written request, mail request to 5315 East 93 Street, Tulsa, OK 74137.

1st Home Buy & Sell Ltd.
5315 East 93 Street
Tulsa, OK 74137

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on December 7, 2009 of 1st Home Buy & Sell Ltd., a Nevada corporation (the “Company”), with respect to certain corporate Actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about February 8, 2010.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on December 7, 2009 (the “Record Date”), of the corporate Actions expected to be taken pursuant to the written consent of a principal stockholder of the Company.  A holder of the Company’s Common Stock has approved an amendment to the Company’s articles of incorporation to change the Company’s name to Infrastructure Developments Corp. and to ratify appointment of M&K CPAs, PLLC, as the Company's independent auditors for the fiscal year ended June 30, 2010 (the “Actions”).  In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the corporate Actions as soon as possible, the Company decided to proceed with the corporate Actions by obtaining the written consent of a stockholder holding a majority of the voting power of the Company.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Actions.

On what corporate matters did the principal stockholders vote?

The principal stockholder, who holds 65% of the total issued and outstanding voting capital stock of the Company on the Record Date, holds a majority of the issued and outstanding voting capital stock required to vote on the Actions.  The stockholder has voted for the following:

•	For the approval of an amendment to the articles of incorporation of the Company to change the name of the Company to Infrastructure Developments Corp.

•	For the ratification of M&K CPAs, PLLC, as the Company's independent auditors for the fiscal year ended June 30, 2010.

What vote is required to approve the Actions?

In order to amend the articles of incorporation of the Company to change the name of the Company, the affirmative vote of a majority of the voting capital stock is required.  On December 5, 2009, a principal stockholder of the Company voted in favor of the Actions. Under Section 78.320 of the Nevada Revised Statutes, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.  Because a principal stockholder is entitled to cast a vote representing 9,773,400 shares of Common Stock (which shares are equal to 65% of the total issued and outstanding voting capital stock of the Company on the Record Date), no action by the minority stockholders in connection with the Actions is required.

Meeting of Stockholders Required?

The Company is not soliciting any votes with regard to the Actions to change the name of the Company.  The principal stockholders that have consented to the Actions hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Shares Outstanding
Garry Unger	0	0%
Raydor International Services Ltd.(3)	9,773,400	65%
Suite 1-B, 5 Calle Eusebio Morales El Cangrejo
Panama City, Panama
All directors and executive officers as a group (1 person)	0	0%

(1)           Unless otherwise noted, each beneficial owner has the same address as the Company.
(2)
"Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power, or both, and also includes options that are exercisable within 60 days of December 5, 2009.  Unless otherwise indicated, all of the listed persons have sole voting and investment power over the shares listed opposite their names.  Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act.  Exercise of stock options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such owner, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Ruben Barnett, a citizen of Panama, has voting and dispositive power over these shares by virtue of being the sole director of Raydor International Services Ltd.

ACTIONS

PROPOSAL TO CHANGE THE NAME OF THE COMPANY
BY WAY OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

The Company’s Board of Directors has proposed to change the name of the Company from 1st Home Buy & Sell Ltd. to Infrastructure Developments Corp. We are seeking to change the name because Management believes that it is in our best interests to adopt a more generic name in line with our current strategic focus and plan of operation, and the new name will create more opportunities for the Company while management begins the process of seeking out and initiation discussions with possible business combinations, acquisition and/or transactions. A copy of the proposed Amendment to the Articles of Incorporation is annexed hereto as Appendix A. The name change of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of Nevada. Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Actions may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Dissenters’ Right of Appraisal

Under Nevada law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed amendment to change the name of the Company, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to such name change.

PROPOSAL TO RATIFY  THE BOARD’S SELECTION OF M&K CPAs, PLLC
AS INDEPENDENT AUDITORS FOR 2010

    The Board of Directors has approved the selection of M&K CPAs, PLLC, subject to the ratification of its shareholders, as the Company’s independent auditors for the year ended June 30, 2010, and thereafter. Even if the selection is ratified, the Board in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed Actions to be taken by the Company as set forth in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to 5315 East 93 Street, Tulsa, OK 74137. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Garry Unger
Name:  Garry Unger
Title:    President and Chief Executive Officer

February 1, 2010

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
1st Home Buy & Sell Ltd.

The undersigned, pursuant to Section 78.390 of the General Corporation Law of Nevada, certifies on behalf of 1st Home Buy & Sell Ltd., a Nevada corporation (the “Corporation”), as follows:

1. The Articles of Incorporation of the Corporation is hereby amended by deleting the text of the first paragraph thereof in its entirety and by adding, in lieu thereof, the following text:

“Infrastructure Developments Corp."

2. The Board of Directors of the Corporation adopted resolutions proposing the amendment for approval by the holders of a majority of the issued and outstanding shares of all of the Corporation’s stock entitled to vote on the matter, which majority shareholders executed a written consent in accordance with the provisions of Section 78.320 of the General Corporation Law of Nevada in favor of the amendment.

3. This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 78.390 of the General Corporation Law of Nevada.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of _________________, 2009.

1st Home Buy & Sell Ltd.

By:_____________________________________
      Garry Unger, President and CEO